Investor Presentation November 14, 2023 Exhibit 99.1

Disclaimers and Forward-Looking Statements This investor presentation (this "presentation“) and any oral statements made in connection with this presentation are for information purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Aveanna Healthcare Holdings Inc. (including its consolidated subsidiaries, "Aveanna," the "Company," "we," "us" or "our"). The information contained herein does not purport to be all inclusive. The data contained herein as derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, Aveanna assumes no obligation to update the information in this presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this presentation is restricted by law and it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representation or warranty (whether express or implied) has been made by Aveanna with respect to the matters set forth in this presentation. Cautionary Note Regarding Forward-Looking Statements Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this presentation regarding our prospects, plans, financial position, business strategy and expected financial and operational results may constitute forward-looking statements. Forward-looking statements generally can be identified by the use of terminology such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “would,” “predict,” “project,” “potential,” “continue,” “could,” “design,” or the negatives of these terms or variations of them or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, such as our ability to successfully execute our growth strategy, including through organic growth and the completion of acquisitions, effective integration of the companies we acquire, unexpected costs of acquisitions and dispositions, the possibility that expected cost synergies may not materialize as expected, the failure of Aveanna or the companies we acquire to perform as expected, estimation inaccuracies in revenue recognition, our ability to drive margin leverage through lower costs, unexpected increases in SG&A and other expenses, changes in reimbursement, changes in government regulations, changes in Aveanna’s relationships with referral sources, increased competition for Aveanna’s services or wage inflation, the failure to retain or attract employees, changes in the interpretation of government regulations or discretionary determinations made by government officials, uncertainties regarding the outcome of rate discussions with managed care organizations and our ability to effectively collect our cash from these organizations, changes in the case-mix of our patients, as well as the payor mix and payment methodologies, legal proceedings, claims or governmental inquiries, our ability to effectively collect and submit data required under Electronic Visit Verification regulations, our ability to comply with the terms and conditions of the CMS Review Choice Demonstration program, our ability to effectively implement and transition to new electronic medical record systems or billing and collection systems, a failure to maintain the security and functionality of our information systems or to defend against or otherwise prevent a cybersecurity attack or breach, changes in tax rates, our substantial indebtedness, the impact of adverse weather, the impact to our business operations, reimbursements and patient population were the COVID-19 environment to worsen, and other risks set forth under the heading “Risk Factors” in Aveanna’s Annual Report on Form 10-K for its 2022 fiscal year filed with the Securities and Exchange Commission on March 16, 2023, which is available at www.sec.gov. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may prove to be incorrect or imprecise. Accordingly, forward-looking statements included in this presentation do not purport to be predictions of future events or circumstances, and actual results may differ materially from those expressed by forward-looking statements. All forward-looking statements speak only as of the date made, and Aveanna undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Aveanna has not independently verified the information and data obtained from third party sources and cannot assure you of such data’s accuracy or completeness. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Any industry forecasts are based on data (including third-party data), models and experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Cautionary Note Regarding Forward-Looking Statements.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Non-GAAP Financial Measures This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. EBITDA, Adjusted EBITDA, Free Cash Flow, and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Reconciliations of such non-GAAP measures to their nearest comparable GAAP measures can be found in the Appendix to this presentation. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, the Company’s financial statements prepared in accordance with GAAP. Additional information with respect to Aveanna is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on Aveanna's website, www.aveanna.com

YEARS IN HEALTHCARE Today’s Presenters Matt Buckhalter Interim Chief Financial Officer Jeff Shaner Chief Executive Officer 12+ 20+ Chief Executive Officer of Aveanna Healthcare since 2023 Instrumental in formation of Aveanna Healthcare Chief Operating Officer of Aveanna Healthcare since 2017 Chief Operating Officer of PSA Healthcare since 2015 Former SVP, President of Operations of Gentiva Health Services Former President of Gentiva Health Services’ Hospice Division Former VP of Operations of Healthfield, acquired by Gentiva Health Services in 2006 Interim Chief Financial Officer of Aveanna Healthcare since 2023 Integral to Aveanna’s finance team since inception Senior Vice President of Finance for Aveanna Healthcare since 2016 Leads the company’s Investor Relations Group Former Vice President of Finance for RT Capital Former Senior Financial Analyst for Gentiva Health Services

The History of Aveanna 2017 Merger of PSA and Epic created Aveanna, a leading pediatric homecare company 2018 Acquired Premier Healthcare Services; added CA as a key state 2017 Bain co-investment with JH Whitney to form Aveanna 2020 Acquired Five Points Healthcare and Recover Health, expanding into Home Health & Hospice 2020 Acquired PPHHC, becoming a leading national Enteral provider 2022 Shift to Preferred payor and value-based strategy 2021 Aveanna Initial Public Offering 2023 Jeff Shaner appointed CEO

Aveanna at a Glance By The Numbers 2018 – 2022 Revenue Growth National Footprint Payor Mix4 2023 Guidance(1) Key Operating Statistics $1,870m - $1,880m Revenue 32% Gross Margin(2) $134m - $137m Adjusted EBITDA 327 Locations 33 States 26,000 Caregivers 40m Homecare Hours(3) 1,500+ Distinct Payors ___________________________ 1. Consistent with prior practice, we are not providing guidance on net income, or a reconciliation of Adjusted EBITDA thereto, at this time due to the volatility of certain required inputs that are not available without unreasonable efforts, including future fair value adjustments associated with our interest rate derivatives. 2. Q3 YTD 2023 Gross Margin 3. Q3 YTD 2023 PDS Hours annualized 4. Q3 YTD 2023 Payor mix ($ in millions) 9.3% CAGR

Melia and Mom Heather Valerie Brylee and Mom Marisa “I loved meeting the nurses and therapists who came to my home. They were caring, encouraging and so helpful with my recovery. Now I am independent again and feeling great after my hip replacement surgery.” “Melia’s progress has been amazing since coming home with Aveanna’s enteral nutrition and nursing services. You can see in her eyes what it means to her to be with family. Playing and laughing with her sisters is what Melia wakes up for every day.” “Having our Aveanna care team means less hospital visits, more consistent care and a partnership between me and her Aveanna nurses. Together, we keep Brylee home and in her best health.” Who We Serve: Pediatrics, Adults, and Geriatrics

Private Duty Services Segment By The Numbers Key Items Financial Highlights Key Operating Statistics 80% of Consolidated Revenue Run Rate1 27% – 29% Gross Margin2 3% - 5% Organic Growth Rate3 224 Locations 28 States 37,000 Patients on Service <10 Avg. Patient Age Avg. Case Length 3-5 Years Growth Drivers - Advanced clinical recruiting, experienced sales force, density in key geographies, leading clinical care and a strong technology platform Public Metrics – Hours, revenue rate, cost of revenue rate and spread Reimbursement Profile – Heavily weighted Medicaid and Medicaid MCO payors ___________________________ 1. Based upon Q3 YTD 2023 actual results. 2. Management’s expectation of gross margin percentages over time. 3. Management’s expectation of total organic revenue growth rate over time. One nurse – One Patient Full Time & Per Diem Caregivers paid by the hour Longer Length of Stay Demand exceeds Supply Preferred Payors and Government Partners

Medical Solutions Segment By The Numbers Key Items Financial Highlights Key Operating Statistics Locations Patients on Service Avg. Patient Age Avg. Case Length Growth Drivers - Clinically-specialized sales force, scaled infrastructure, new market expansion strategy, cross-sell between PDS and HHH Public Metrics - Unique patients served, reimbursement rate and cost of revenue Reimbursement Profile – Commercial, Medicare and Medicaid Payors 8% of Consolidated Revenue Run Rate1 41% – 44% Gross Margin2 7% – 9% Organic Growth Rate3 18 30,000 Mixed 2-3 Years Nutritional Support – Enteral Product, Equipment and Supplies Provided to Pediatrics, Adults, and Seniors Monthly Distribution Services Longer Length of Stay Leading National Enteral Provider ___________________________ 1. Based upon Q3 YTD 2023 actual results. 2. Management’s expectation of gross margin percentages over time. 3. Management’s expectation of total organic revenue growth rate over time. 37 States We Deliver to

Home Health & Hospice Segment

aveanna healthcare

By The Numbers

Financial Highlights	Key Operating Statistics	
12% of Consolidated Revenue Run Rate[1]	**85** Locations	
45% – 48% Gross Margin[2]	**15** States	**12,000** Patients on Service
7% - 9% Organic Growth Rate[3]	**78** Avg. Patient Age	**100 Days** Avg. Case Length

Key Items

- ***Growth Drivers*** *- Clinical outcomes and quality measures, experienced sales force, specialty programs targeting high-cost patient populations, meaningful investments in scalable infrastructure*
- ***Public Metrics*** *– Total admissions, episodic admissions, total episodes and revenue per episode*
- ***Reimbursement Profile*** *– Medicare and commercial payors based on fee for service and episodic payment structure*



Home Health

- *Geriatric Patient Population*
- *Short-term Intermittent Services*
- *Episodic Reimbursement*
- *Shorter Length of Stay*
- *Value Based Care Component*

Hospice

- *Geriatric Patient Population*
- *Per Diem Reimbursement*
- *End-of-Life Care*


MINNESOTA
WISCONSIN
SOUTH DAKOTA
IOWA
NEBRASKA
MA
PA
DE
VIRGINIA
NC
TENNESSEE
SC
ALABAMA
GEORGIA
FLORIDA

1. Based upon Q3 YTD 2023 actual results. 2. Management's expectation of gross margin percentages over time. 3. Management's expectation of total organic revenue growth rate over time.

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Reimbursement Environment is Structurally Positive Diverse group of payors includes managed care organizations (“MCOs”), state-based Medicaid programs, Medicare, MA plans, commercial insurance and other government payers across 33 states Over 1,500 distinct payors No single payor accounted for more than 13% of revenue Q3 YTD 2023 Diversified across 33 states Preferred payors make up 17% of current PDS volume Legislative CY 2023, resulted in 19 states PDS rate increases Home Heath episodic admissions greater than 70% Key Stats1 Stability of PDS Rates1 Represents <2% of total Medicaid expenditures Patients viewed as “protected population” Demand exceeds supply, supporting payor partnerships Services are essential, life-sustaining care ___________________________ 1. Management Data. 2. Q3 YTD Payor mix for 2023 Payor Mix2

Industry Trends Current and Future Trends Cost Savings Value-Based Care Shift to preferred payor and value-based care strategy Increasing recognition of Aveanna’s value proposition Leveraging success of early value-based models with emerging preferred payor opportunities Believe Aveanna is well-positioned to benefit from shift to value-based care due to our scaled platform, clinical competency, and compliance programs Senior Population Growth Every day in the U.S., 10,000 people turn 65 Continued increase in life expectancy Labor Environment Post-Covid, inflationary labor market continues to drive nursing shortage Preferred payor arrangements and other payor reimbursement rate increases allow for incremental caregiver wages, recruitment, and retention Daily Cost of PDN Daily Cost of Adult Home Health Continued Shift to Care in the Home Institutional costs of care and patient preference driving increased Federal and State awareness of the benefits of care at home Shift to the preferred home setting generally supported by constituents, including patients, families, payors, and referral sources ___________________________ Source: Third party consulting report, management PDN PICU $400 $6,000 $50 $2,000

Q3 QTD 2023 Summary Results PDS Q3 2023 revenue growth of 8.2% from Q3 2022, driven by 10.1 million hours of care or 4.5% YOY volume increase MS Q3 2023 revenue growth of 7.3% from Q3 2022, driven by strong volume growth of 8.6% HHH Q3 2023 revenue growth of 6.3% from Q3 2022, driven by strong episodic mix Operating Cash Flow of positive $25.7m and Free Cash Flow of positive $16.9m Q3 YTD 2023 demonstrated continued focus on optimization across Aveanna’s overhead platform and preferred payor strategy Revenue and Gross Margin % by Segment  $ in millions Q3 2022 Q3 2023 Y/Y% Change Revenue $443.0 $478.0 7.9% Gross Margin $134.6 $147.3 9.4% Adjusted EBITDA(1) $24.7 $36.2 46.2% Consolidated Results 30.4% 30.8% 28.4% 27.2% 33.9% 47.9% 44.8% 43.2% Gross Margin % Key Highlights ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure

Q3 2023 Balance Sheet Update Cash Flow Liquidity Indebtedness and Hedging Liquidity of over $236m, comprised of the following: $48m cash on balance sheet $168m revolver availability $20m securitization availability Undrawn revolver at the end of Q3 $32m in outstanding letters of credit at the end of Q3 Q3 cash provided by operating activities of $25.7m Q3 free cash flow of $16.9m(1) 2023 cash flow benefits from cost reduction efforts and topline growth Goal to drive positive operating cash flow FY 2023 Total variable rate debt of $1,472m, consisting of: First Lien: $902m (S + 3.75%) Second Lien: $415m (S + 7.00%) Securitization: $155m (S + 3.50%) Interest rate hedges in place: $520m notional interest rate swap (expires June 2026) $880m notional, 3% interest rate cap (expires February 2027) ___________________________ 1. Free Cash Flow is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure

Large, Fragmented Home Care Markets Support Sustainable Growth

Our Market Opportunity

$107bn

TAM

~4–5%

annual growth from 2020-2025

- ✓ Untapped PDN demand with only a fraction of children and adults getting needed care
- ✓ Therapy trends with early intervention services and government initiatives
- ✓ Expanding insurance coverage for Medicaid Beneficiaries



$89bn
Addressable Adult Opportunity
$18bn
Legacy Pediatric Focus
Annual U.S. Healthcare Spend $4.0tn
Home Health $55.0bn
Hospice $19.0bn
Personal Care $15.0bn
Private Duty Nursing $9.5bn
Therapy $6.0bn
Enteral Nutrition $2.5bn

Source: 2020 Third party consulting report, management estimates.

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Compelling Growth Opportunities

Aveanna Platform Primed for Growth	☑ Believe increasing recognition of Aveanna's compelling value proposition to patients, payors and referral sources. Payors understand overarching thesis that homecare is value-add in the healthcare equation ☑ Aveanna's infrastructure is primed to support growth opportunities from unmet demand for our services
Diversified and Stable Platform	☑ Aveanna's operations across 33 states provides diversified geographic and business mix ☑ Diversified payor mix with no single payer accounting for more than ~13% of revenue[1]
Margin Profile Focus	☑ Historically stable gross margins of ~30-32%[2]; with focus on optimization opportunities ☑ Focus on branch, regional and corporate overhead costs to drive improved margins
Preferred Payor Growth Opportunities	☑ Preferred payors account for ~17% of PDS volumes, with continued growth opportunities ☑ Preferred payor arrangements and reimbursement rate increases allow for incremental caregiver wages
Cash Flow Generation Opportunities	☑ Revenue growth combined with cost right-sizing actions provide for continued cash flow improvement ☑ Goal to drive positive, sustainable cash flow and reduce leverage over time

1. Q3 YTD Payor mix for 2023. 2. Based on gross margin percentages in fiscal year 2021 through Q3 2023

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Appendix

Reconciliation of Net (loss) income to Adjusted EBITDA ___________________________ 1. 1-8: Please see our earnings release posted on November 9, 2023 for further description of the nature of these items

Reconciliation of Net cash provided by operating activities to free cash flow